Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of January 22, 2026 (the “Effective Date”), is by and among NeoVolta, Inc., a Delaware corporation (the “Company”) and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, as shown on Schedule I, an aggregate of 2,100,841 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”). Shares of Common Stock issued at the Closing (as defined below) are collectively referred to herein as the “Shares” or the “Securities.”

The Company and each Purchaser are executing and delivering this Agreement with respect to the Securities in reliance upon the effective registration statement on Form S-3 (SEC File No. 333-280400) (as amended, the “Registration Statement”) filed by the Company with the United States Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), for the registration of the Securities, as such Registration Statement may be amended and supplemented from time to time (including pursuant to Rule 462(b) of the Securities Act), including all documents filed as part thereof or incorporated by reference therein, and including all information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B of the Securities Act, and the prospectus supplement (the “Prospectus Supplement”) complying with Rule 424(b) of the Securities Act that is delivered by the Company to the Purchasers in connection with the execution and delivery of this Agreement, including the documents incorporated by reference therein, and that is filed with the SEC.

DEFINITIONS

In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth below:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing Date” means January 26, 2026, provided all conditions precedent to (i) each Purchaser’s obligations to pay the Subscription Amount at such Closing and (ii) the Company’s obligations to deliver the Securities to be issued and sold at such Closing, in each case, have been satisfied or waived.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

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“Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

“Knowledge” means, with respect to any Person, (x) such Person is actually aware of such fact or matter or (y) such Person should reasonably have been expected to discover or otherwise become aware of such fact or matter after reasonable investigation, and for purposes hereof it shall be assumed that such Person has conducted a reasonable investigation of the accuracy of the representations and warranties set forth herein.

“Lien” means any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

“Lock-Up Agreement” means the Lock-Up Agreement, dated as of the Effective Date, in the form of Exhibit A attached hereto.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent” means Needham & Company, LLC.

“Placement Agreement” means the placement agency agreement dated January 22, 2026 by and between the Company and the Placement Agent.

“Principal Market” shall mean The NASDAQ Capital Market.

“Prospectus” means the base prospectus filed with the Registration Statement, including all information, documents and exhibits filed with or incorporated by reference into such prospectus.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Trading Day” means a day on which the Principal Market is open for trading; provided, that in the event that the Common Stock is not listed or quoted for trading on a Trading Market on the date in question, then Trading Day shall mean a Business Day.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the New York Stock Exchange, OTCQB, OTCQX, or the OTC Pink (or any successors to any of the foregoing). Notwithstanding the foregoing, the term “Trading Market” shall only include the OTC Pink for any interim period of time required upon the Company’s delisting from any other Trading Market provided that the Company shall be required to list its Common Stock for trading or quotation on another Trading Market (excluding the OTC Pink) promptly upon such delisting and the failure to do so shall constitute a default under the terms of this Agreement and the other Transaction Documents.

“Transaction Documents” means this Agreement all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

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AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

1.PURCHASE AND SALE.

(a)Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to issue and sell, and each Purchaser agrees to purchase, the shares of Common Stock (the “Subscribed Shares” or the “Subscribed Securities”) subscribed for by such Purchaser as shown on Schedule I in exchange for the Subscription Amount (such purchase and sale being the “Closing”) shown on Schedule I. At the Closing, each Purchaser shall deliver to the Company the Subscription Amount (as hereinafter defined) shown on Schedule I, which shall consist solely of cash in immediately available funds, and the Company shall deliver to each Purchaser the Subscribed Securities shown on Schedule I. The Company and each Purchaser shall also deliver the other items set forth in Section 1(b) and 1(c), respectively, deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth herein and receipt of the Subscription Amount from each Purchaser by the Company, the Closing shall occur at the principal offices of the Company or such other location as the parties shall mutually agree.

(b)Company Deliverables. On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)this Agreement duly executed by the Company;

(ii)a legal opinion of ArentFox Schiff LLP, directed to the Purchasers, in a form reasonably acceptable to the Purchaser;

(iii)a copy of the irrevocable instructions delivered to the Company’s transfer agent (the “Transfer Agent”), instructing the Transfer Agent to credit the Subscribed Shares to the applicable balance account at The Depository Trust Company, registered in the name of such Purchaser or its respective nominee(s) or, at such Purchaser’s election, to such Purchaser in DRS book-entry form (each, an “Instruction Letter”);

(iv)Lock-Up Agreements duly executed by the Company’s directors and executive officers;

(v)a Certificate of Good Standing of the Company from its jurisdiction of incorporation dated no earlier than five Business Days prior to the Closing Date;

(vi)a certificate, in the form acceptable to the Purchasers, executed by the Secretary of the Company dated as of the Closing Date as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s Board of Directors in a form reasonably acceptable to the Purchasers, (ii) the Articles of Incorporation of the Company and (iii) the Bylaws of the Company, each as in effect at the Closing;

(vii)a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, attesting that each and every representation and warranty of the Company shall be true and correct in all material respects (or, in the case of representations and warranties qualified by materiality or Material Adverse Effect, true and correct in all respects) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date, including, without limitation, the issuance of all Securities on the Closing Date as required by the Transaction Documents and the Company has a sufficient number of duly authorized shares of Common Stock reserved for issuance as may be required to fulfill its obligations pursuant to the Transaction Documents;

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(viii)reimbursement for legal expenses incurred by White & Case LLP, as counsel for the Placement Agent in connection with preparation of the Transaction Documents in an amount up to $50,000, which is to be paid by the Company at the Closing; and

(ix)all documents, instruments and other writings required to be delivered by the Company to each Purchaser on or before the Closing Date pursuant to any provision of this Agreement or in order to implement and effect the transactions contemplated hereby.

(c)Purchaser Deliverables. On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)this Agreement duly executed by such Purchaser; and

(ii)the Subscription Amount by wire transfer to the account specified by the Company on Schedule II hereto.

(d)Subscription Amount. The subscription amount for the Securities (the “Subscription Amount”) shall be, as to each Purchaser, the aggregate amount to be paid for the Securities purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds2.PURCHASERS’ REPRESENTATIONS AND WARRANTIES.

Each Purchaser represents and warrants to the Company that, as of the date hereof and as of the Closing Date:

(a)Organization; Authority. If such Purchaser is a legal entity, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. If such Purchaser is an individual, the signature of such Purchaser on this Agreement is genuine and such person has the legal competence and capacity to execute the same or, if such Purchaser is a legal entity, the signatory has been duly authorized to execute the same on behalf of such Purchaser. Assuming the due authorization, execution and delivery of the Agreement by the Company, this Agreement constitutes a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited or otherwise affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and/or similar laws relating to or affecting the rights of creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)No Public Sale or Distribution. Such Purchaser is acquiring the Subscribed Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the Securities Act; provided, however, by making the representations herein, such Purchaser does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act. Such Purchaser does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities in violation of applicable securities laws.

(c)Information. Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Purchaser. Such Purchaser and its advisors, if any, have had (i) the opportunity to review the Transaction Documents and the SEC Reports (as defined below) and has been afforded the opportunity to ask such questions of the Company as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its advisors, if any, or its representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained herein. Such Purchaser understands that its investment in the Securities involves a high degree of risk. Such Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby. Such Purchaser did not learn of the investment in the Securities as a result of any general solicitation or general advertising. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Such Purchaser is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, except for statements, representations and warranties contained in this Agreement, in making its investment or decision to invest in the Company.

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(d)No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(e)Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Purchaser and shall constitute the legal, valid and binding obligations of such Purchaser enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(f)No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Purchaser, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

3.REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser that, as of the date hereof and as of the Closing Date:

(a)Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, (ii) the legality, validity or enforceability of the Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company to perform any of their respective obligations under any of the Transaction Documents. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns a majority of the outstanding capital stock or holds a majority of the equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

(b)Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Shares at the Closing) have been duly authorized by the Company’s Board of Directors and (other than (i) any filings as may be required by any state securities agencies or pursuant to the securities regulations, (ii) the filing of the Prospectus Supplement, and (iii) the filing of a notice with the Principal Market (clauses (i) – (iii) are collectively referred to as the “Required Filings”) no further filing, consent or authorization is required by the Company, its Board of Directors or stockholders or other governing body. This Agreement has been, and the other Transaction Documents to which it is a party will, prior to the Closing, have been, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

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(c)Issuance of Securities. The issuance of the Securities is duly authorized and when issued and delivered in accordance with the terms of the Transaction Documents, the Securities shall be validly issued, fully paid and non-assessable and free from all Liens with respect to the issuance thereof. The Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof that have not been waived in writing, with the holders being entitled to all rights accorded to a holder of Common Stock.

(d)No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares and the reservation for issuance of the Shares) will not (i) result in a violation of the Articles of Incorporation as amended and as in effect on the date hereof (including, without limitation, any certificate of designation contained therein, the “Articles of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”) or other organizational documents of the Company, or any capital stock or other securities of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Principal Market and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected assuming, with respect to clauses (ii) and (iii) above, the making of the Required Filings and except in the case of clauses (ii) and (iii) above, for such breaches, violations or conflicts as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(e)Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the Required Filings), any Governmental Entity or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. Other than the Required Filings, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and the Company is not aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. Except as set forth in the reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the Securities Act and the reporting requirements of the Exchange Act during the one year prior to the date hereof (all of the foregoing filed during the one year prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter, together with the Current Report on Form 8-K previously provided to the Purchasers and filed by the Company with the SEC on January 23, 2026, with an effective filing date of January 23, 2026, Prospectus and Prospectus Supplement, referred to as the “SEC Reports”), the Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

(f)Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that such Purchaser is not (i) an officer or director of the Company or any of its Subsidiaries, or (ii) an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule thereto)) of the Company or any of its Subsidiaries. The Company further acknowledges that each Purchaser is not acting as a financial advisor or fiduciary of the Company with respect to the Transaction Documents and the transactions contemplated hereby, and any advice given by any of the Purchasers or any of their representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to each Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

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(g)Placement Agent’s Fees. The Company shall be responsible for the payment of any of the Placement Agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by the Purchasers or their investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Purchasers harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim. Except for the Company’s engagement of the Placement Agent, neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities.

(h)Dilutive EffectThe Company further acknowledges that its obligation to issue the Shares in accordance with this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(i)Application of Takeover Protections; Rights Agreement. The Company and its Board of Directors have taken all necessary corporate action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under the Articles of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to the Purchasers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and each Purchaser’s ownership of the Securities.

(j)SEC Reports; Financial Statements. During the one year prior to the date hereof, the Company has timely filed all SEC Reports. The Company has delivered or has made available to each Purchaser or its representatives true, correct and complete copies of each of the SEC Reports not available on the EDGAR system. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Reports, and none of the SEC Reports, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Reports complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with GAAP, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by Financial Accounting Standards Board Accounting Standards Codification subtopic 450-20 which are not provided for by the Company in its financial statements or otherwise. Other than as disclosed in the SEC Reports, the Company is not currently contemplating amending or restating any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Reports (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financial Statements to be in compliance with GAAP and the rules and regulations of the SEC. Other than as disclosed in the SEC Reports, the Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

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(k)Absence of Certain Changes. Other than as disclosed in the SEC Reports, since the date of the Company’s most recent audited financial statements contained in a Form 10-K, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Except as disclosed in the SEC Reports, since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Other than as disclosed in the SEC Reports, neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. Other than as disclosed in the SEC Reports, the Company and its Subsidiaries, on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(k), “Insolvent” means, with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total indebtedness, (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(l)No Undisclosed Events, Liabilities, Developments or Circumstances. Other than as disclosed in the SEC Reports, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made and which has not been publicly announced.

(m)Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association, articles of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. During the two years prior to the date hereof, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) except as set forth in the SEC Reports, the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

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(n)Foreign Corrupt Practices. Neither the Company nor, to the best of the Company’s knowledge, any director, officer, agent, employee, nor any other person acting for or on behalf of the Company (i) violated the FCPA or any comparable applicable anti-bribery or anti-corruption laws, (ii) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (iii) made any unlawful payment from corporate funds to any foreign or domestic government official or employee or foreign or domestic political party or campaign or (iv) made any bribe, illegal rebate, payoff, influence payment, kickback or other unlawful payment.

(o)Sarbanes-Oxley Act. The Company is in compliance in all material respects with all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof and any and all applicable rules and regulations promulgated by the SEC thereunder.

(p)Transactions With Affiliates. Since January 1, 2024, except as disclosed in the SEC Reports, no current or former employee, director, officer of the Company or its Subsidiaries, or, to the knowledge of the Company, any affiliate of any thereof, or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently, or has been, (i) a party to any transaction with the Company or its Subsidiaries (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or stockholder or such associate or affiliate or relative Subsidiaries (other than for ordinary course services as employees, officers or directors of the Company or any of its Subsidiaries)) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of the Company or its Subsidiaries (except for a passive investment (direct or indirect) in less than 5% of the common stock of a company whose securities are traded on or quoted through an Eligible Market (as hereinafter defined)), nor does any such Person receive income from any source other than the Company or its Subsidiaries which relates to the business of the Company or its Subsidiaries or should properly accrue to the Company or its Subsidiaries, in each case in excess of $120,000. No employee, officer, or director of the Company or any of its Subsidiaries or member of his or her immediate family is indebted to the Company or its Subsidiaries, as the case may be, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other standard employee benefits made generally available to all employees or executives (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company).

(q)Equity Capitalization.

(i)Authorized and Outstanding Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of (A) 100,000,000 shares of Common Stock, of which 36,195,684 are issued and outstanding (excluding 4,000,000 shares of Common Stock to be issued upon satisfaction of a subscription receivable) and 3,848,150 are reserved for issuance pursuant to Convertible Securities (as defined below) exercisable or exchangeable for, or convertible into, shares of Common Stock and (B) 5,000,000 shares of undesignated preferred stock, par value $0.001 per share, none of which is issued and outstanding. No shares of Common Stock are held in the treasury of the Company. “Convertible Securities” means any capital stock or other security of the Company that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock).

(ii)Valid Issuance; Available Shares; Affiliates. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable.

(iii)Existing Securities; Obligations. Except as disclosed in the SEC Reports: (A) none of the Company’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares, interests or capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company; (C) there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the Securities Act; (D) there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (F) the Company has no stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

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(iv)Organizational Documents. The Company has furnished to each Purchaser (through the SEC Reports) true, correct and complete copies of the Company’s Articles of Incorporation and the Company’s Bylaws, in each case as in effect as of the date hereof, and the terms of all Convertible Securities and the material rights of the holders thereof in respect thereto.

(r)Litigation. There is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened in writing against or affecting the Company, the Common Stock or any of the Company’s officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, which, if there were an unfavorable decision, would reasonably be expected result in a Material Adverse Effect. To the Company’s knowledge, no director or officer of the Company or any of its subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act.

(s)Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(t)Title.

(i)Real Property. Each of the Company and its Subsidiaries holds good title to all real property, leases in real property, facilities or other interests in real property owned or held by the Company or any of its Subsidiaries (the “Real Property”) owned by the Company or any of its Subsidiaries (as applicable). Except as set forth in the SEC Reports, the Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (a) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties, (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto, (c) Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (d) Liens that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Any Real Property held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries.

(ii)Fixtures and Equipment. Each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its Subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s and/or its Subsidiaries’ businesses (as applicable) in the manner as conducted prior to the Closing.

(u)Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth in the SEC Reports.

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(v)Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim.

(w)Internal Accounting and Disclosure Controls. The Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as set forth in the SEC Reports, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that material information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as disclosed in the SEC Reports, the Company has not received any notice or correspondence from its independent accountants relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

(x)Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(y)Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(z)Acknowledgement Regarding Purchaser’s Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, such Purchaser has not been asked by the Company or any of its Subsidiaries to agree, nor has such Purchaser agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Securities for any specified term; (ii) such Purchaser, and counterparties in “derivative” transactions to which such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to such Purchaser’s knowledge of the transactions contemplated by the Transaction Documents; (iii) such Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iv) such Purchaser may rely on the Company’s obligation to timely deliver the Subscribed Shares as and when required pursuant to the Transaction Documents for purposes of effecting trading in the Common Stock of the Company. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the 8-K Filing (as defined below) such Purchaser may engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock) at various times during the period that the Subscribed Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Subscribed Shares deliverable with respect to the Subscribed Securities are being determined and such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock), if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, or any other Transaction Document or any of the documents executed in connection herewith or therewith.

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(aa)Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the Knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries or (iv) paid or agreed to pay any Person for research services with respect to any securities of the Company or any of its Subsidiaries.

(bb)U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, or has ever been, and so long as any of the Securities are held by such Purchaser, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Code, and the Company and each Subsidiary shall so certify upon such Purchaser’s request.

(cc)Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to such Purchaser hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(dd)Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, 5% or more of the outstanding shares of any class of voting securities or 25% or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ee)Money Laundering. The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(ff)Management. Except as set forth in the SEC Reports, during the past five year period, to the Company’s knowledge, no current or former executive officer or director (provided such Person was an executive officer or director within the past five years) has been the subject of:

(i)a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii)a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii)any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

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(1)Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2)Engaging in any particular type of business practice; or

(3)Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv)any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than 60 days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v)a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi)a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission or the SEC to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(gg)Stock Option Plans. Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(hh)No Disagreements with Accountants and Lawyers. Except as disclosed in the SEC Reports, there are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents. In addition, on or prior to the date hereof, the Company had discussions with its accountants about its financial statements previously filed with the SEC. Based on those discussions, except as disclosed in the SEC Reports, the Company has no reason to believe that it will need to restate any such financial statements or any part thereof.

(ii)Other Covered Persons. The Company is not aware of any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of such Purchaser or potential purchasers in connection with the sale of the Securities.

(jj)Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided such Purchaser or its agents or counsel with any information that constitutes or would reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that such Purchaser and the Placement Agent will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosures provided to such Purchaser regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

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(kk)Compliance with Registration Requirements. The Registration Statement became effective under the Securities Act on June 28, 2024. The Company has complied, to the SEC’s satisfaction, with all requests of the SEC for additional or supplemental information, if any. The Registration Statement is effective under the Securities Act and, to the Company’s knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or, to the knowledge of the Company, are pending or contemplated or threatened by the SEC. The Company meets the eligibility requirements for use of Form S-3 under the Securities Act. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, at the time they were or hereafter are filed with the SEC, or became effective under the Exchange Act, as the case may be, complied and will comply with in all material respects with the requirements of the Exchange Act.

(ll)Prospectus Supplement Disclosure. The Prospectus Supplement when filed complied in all material respects with the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, including any documents incorporated or deemed to be incorporated by reference in the Registration Statement, at the time it became or becomes effective pursuant to Rule 430B promulgated under the Securities Act, complied and will comply in all material respects with the Securities Act, and did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus Supplement (including any prospectus wrapper), as of its date, did not, and at the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no contracts or other documents required to be described in the Prospectus Supplement or to be filed as an exhibit to the Registration Statement which have not been described or filed as required.

4.COVENANTS.

(a)Best Efforts. Each Purchaser shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 6 of this Agreement. The Company shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 7 of this Agreement.

(b)Blue Sky. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Purchaser on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Purchasers.

(c)Reporting Status. Until the date on which the Purchasers shall have sold all of the Securities (the “Reporting Period”), the Company covenants to use commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(d)Use of Proceeds. The Company will use the proceeds from the sale of the Securities for working capital and general corporate purposes.

(e)Financial Information. The Company agrees to send the following to each Purchaser during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the Securities Act, and (ii) unless the following are filed with the SEC through EDGAR, copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

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(f)Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all Shares from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. The Company shall maintain the Common Stock’s listing or authorization for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, NYSE American, LLC, the NASDAQ Capital Market or the NASDAQ Global Select Market (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

(g)Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by each Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and such Purchaser, in effecting a pledge of Securities, shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by such Purchaser.

(h)Disclosure of Transactions and Other Material Information.

(i)Disclosure of Transaction. On or before 9:00 a.m., New York time, on the first Business Day after the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching all the material Transaction Documents (the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided to the Purchasers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and each Purchaser or any of its affiliates, on the other hand, shall terminate.

(ii)Limitations on Disclosure. Other than as required under the Transaction Documents (but subject to any other disclosure obligations of the Company with respect thereto), the Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Purchaser with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof unless prior thereto such Purchaser shall have consented in writing to the receipt of such information and agreed with the Company to keep such information confidential. If any material, non-public information is required to be provided by the Company or any of its Subsidiaries to such Purchaser pursuant to the Transaction Documents, the Company shall obtain such Purchaser’s prior written consent prior to providing such information to such Purchaser, and if such Purchaser fails to provide such written consent, the Company shall not be deemed to be in breach of any of the Transaction Documents as a result of the failure to provide such information. To the extent that the Company delivers any material, non-public information to a Purchaser without such Purchaser’s prior written consent in breach of the foregoing sentence, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality with respect to such material, non-public information, provided that such Purchaser shall remain subject to applicable law. Subject to the foregoing, neither the Company, its Subsidiaries nor such Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of such Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) above, such Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of such Purchaser (which may be granted or withheld in such Purchaser’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of such Purchaser in any filing, announcement, release or otherwise, except in the 8-K Filing and as otherwise may be required by applicable law or regulations. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that such Purchaser shall not have (unless expressly agreed to by such Purchaser after the date hereof in a written definitive and binding agreement executed by the Company and such Purchaser), any duty of confidentiality with respect to any material, non-public information regarding the Company or any of its Subsidiaries, provided that such Purchaser shall remain subject to applicable law.

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(i)Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(j)Regulation M. The Company will not take any action prohibited by Regulation M under the Exchange Act, in connection with the distribution of the Securities contemplated hereby.

(k)Restrictive Legends. The Subscribed Securities shall be issued without any restrictive legends.

5.REGISTER; TRANSFER AGENT.

(a)[Reserved].

(b)[Reserved].

6.CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

(a)The obligation of the Company hereunder to issue and sell the Subscribed Shares to each Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing such Purchaser with prior written notice thereof:

(i)Such Purchaser shall have duly executed (as applicable) and delivered to the Company each of the items set forth in Section 1(c) of this Agreement.

(ii)Such Purchaser shall have delivered to the Company the Subscription Amount in cash.

(iii)The representations and warranties of such Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

7.CONDITIONS TO EACH PURCHASER’S OBLIGATION TO PURCHASE.

(a)The obligation of each Purchaser hereunder to purchase the Subscribed Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)The Company shall have duly executed (as applicable) and delivered to such Purchaser each of the items set forth in Section 1(b) of this Agreement.

(ii)Each and every representation and warranty of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

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(iii)The Common Stock (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, in writing by the SEC or the Principal Market.

(iv)No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(v)Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(vi)The Company shall have delivered to such Purchaser a copy of the irrevocable Instruction Letter delivered by the Company to the Transfer Agent and accepted by the Transfer Agent.

(vii)The Company shall have delivered to such Purchaser such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Purchaser or its counsel may reasonably request.

8.TERMINATION.

This Agreement may be terminated with respect to any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other party, if the Closing has not been consummated on or before the 5th Trading Day following the date hereof without liability of the Purchaser to the Company; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties); and provided, further, that the right to terminate this Agreement under this Section 8 shall not be available to such Purchaser if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Purchaser’s breach of this Agreement. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.MISCELLANEOUS.

(a)Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Purchasers from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Purchasers or to enforce a judgment or other court ruling in favor of the Purchasers. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

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(b)Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c)Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)Severability; Maximum Payment Amounts. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company, or payable to or received by any Purchaser, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to any Purchaser, or collection by any Purchaser pursuant the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Purchaser and the Company and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of such Purchaser, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Purchaser under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by such Purchaser under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

(e)Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between each Purchaser, the Company, their affiliates and Persons acting on their behalf, including, without limitation, any transactions by such Purchaser with respect to the Securities, and the other matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements such Purchaser has entered into with, or any instruments such Purchaser has received from, the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Purchaser in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to such Purchaser or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and such Purchaser, or any instruments such Purchaser received from the Company and/or any of its Subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor such Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals and Definitions are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchasers (or their successors and assigns) representing a majority of the Subscribed Shares, provided that prior to the Closing Date, any amendment shall require the unanimous written consent by the Purchasers. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. As a material inducement for each Purchaser to enter into this Agreement, the Company expressly acknowledges and agrees that (x) no due diligence or other investigation or inquiry conducted by such Purchaser, any of its advisors or any of its representatives shall affect such Purchaser’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (y) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Reports,” nothing contained in any of the SEC Reports shall affect such Purchaser’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document.

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(f)Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The mailing addresses and e-mail addresses for such communications shall be:

If to the Company:

NeoVolta, Inc.

12195 Dearborn Place

Poway, CA 92064

Attn: Steve Bond

Chief Financial Officer

With a copy (which shall not constitute notice) to:

ArentFox Schiff LLP
1717 K Street NW

Washington, DC 20006
Attention: Cavas S. Pavri
E-Mail: cavas.pavri@afslaw.com

If to the Purchasers:

To such addresses as have been delivered to the Company

or to such other mailing address and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time, date and recipient’s e-mail or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Pre-Funded Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchasers (or their successors and assigns) representing a majority of the Subscribed Securities, including, without limitation, by way of a Fundamental Transaction (as defined in the Pre-Funded Warrants) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Pre-Funded Warrants). Each Purchaser may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company, in which event such assignee shall be deemed to be a Purchaser hereunder with respect to such assigned rights.

(h)No Third Party Beneficiaries. The Placement Agent shall be a third-party beneficiary of the representations and warranties contained in Section 3 hereto. Otherwise, this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 9(k) and pursuant to the Placement Agreement.

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(i)Survival. The representations, warranties, agreements and covenants shall survive the Closing.

(j)Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)Indemnification. In consideration of each Purchaser’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless such Purchaser and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (C) the status of such Purchaser or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief), unless, with respect to this clause (iii), such action is based upon a material breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any conduct by such Purchaser which is finally judicially determined to constitute fraud, gross negligence or willful misconduct. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(l)Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Common Stock after the date of this Agreement. Notwithstanding anything in this Agreement to the contrary, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Company in order for each Purchaser (or its broker or other financial representative) to effect short sales or similar transactions in the future.

(m)Remedies. Each Purchaser and in the event of assignment by such Purchaser of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

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(n)Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to any Purchaser hereunder or pursuant to any of the other Transaction Documents or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

[signature pages follow]

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IN WITNESS WHEREOF, the Purchasers and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

NeoVolta, Inc.

By:
Name: Title:	Steve Bond Chief Financial Officer

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PURCHASER SIGNATURE PAGE TO NEOVOLTA, INC.

SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its duly authorized signatory as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser: _______________________________________

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

EIN Number, if applicable, will be provided under separate cover

Subscription Amount: $__________________________________

Subscribed Shares: _____________________________________

DTC Participant Information:

DTC Participant Number:
DTC Participant Name:
DTC Participant Phone Number:
DTC Participant Email:
FFC Account #:
Account # at Bank/Broker:

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SCHEDULE I

Purchase Schedule

Purchaser	Shares of Common Stock	Aggregate Purchase Price

24

SCHEDULE II

Wire Instructions

Account Name:
Bank Name:
ABA No.:
Account No.:
Swift BIC:

Callback contact information:

[•]

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EXHIBIT A

FORM OF LOCK-UP AGREEMENT

January 22, 2026

NEEDHAM & COMPANY, LLC

As Placement Agent

c/o Needham & Company, LLC

445 Park Avenue

New York, New York 10022

Ladies and Gentlemen:

The undersigned understands that Needham & Company, LLC (the “Placement Agent”) proposes to enter into a Placement Agency Agreement with NeoVolta, Inc., a Delaware corporation (the “Company”), in connection with the registered direct offering (the “Registered Direct Offering”) by the several purchasers (the “Purchasers”) of shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company, pursuant to a securities purchase agreements, dated on or about January 22, 2026 (collectively, the “Purchase Agreement”). The undersigned recognizes that such Registered Direct Offering will be of benefit to the undersigned. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Purchase Agreement.

To induce the Purchasers that may participate in the Registered Direct Offering, and the Placement Agent to continue its efforts in connection with the Registered Direct Offering, the undersigned hereby agrees that, during the period commencing as of the date hereof and ending on the date that is 90 days after the date of the final prospectus supplement relating to the Registered Direct Offering (the “Final Prospectus Supplement”) (such period, the “Lock-Up Period”), the undersigned will not, without the prior written approval of the Placement Agent, directly or indirectly, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for Common Stock (such shares of Common Stock or such other securities collectively, the “Securities”), (2) enter into any hedging, swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of the Securities, in cash or otherwise, (3) make any demand for, or exercise any right with respect to, the registration of any Securities or (4) publicly disclose the intention to do any of the foregoing. The foregoing sentence shall not apply to:

(a)	issuances of securities solely made in connection with exercises of outstanding stock options, restricted stock units or other equity awards of the Company or warrants of the Company, provided that any shares of Common Stock received upon such exercise will be subject to the trading restrictions discussed above;

(b)	transfers of Securities to immediate family members, family partnerships, or trusts, the only partners or beneficiaries of which are the undersigned and/or a member of his or her immediate family; for purposes of this agreement, “immediate family” shall mean any relationship by blood, marriage, domestic partnership or adoption, not more remote than first cousin;

(c)	transfers of Securities upon the death of the undersigned to his or her executors, legatees or beneficiaries;

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(d)	transfers of Securities as a bona fide gift or charitable contribution or for bona fide estate planning purposes;

(e)	transfers of Securities to any corporation, partnership, limited liability company or trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or if the undersigned is a trust or other estate planning vehicle, to a trustor or beneficiary of the trust or other estate planning vehicle or to the estate of a beneficiary of such trust or other estate planning vehicle in a transaction not including a disposition for value;

(f)	transfers of Securities to any corporation, partnership, limited liability company or other entity of which the undersigned or the immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(g)	transfers of Securities by operation of law or pursuant to an order of a court or regulatory agency, including pursuant to a qualified domestic order or in connection with a divorce settlement;

(h)	transfers of Securities if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (A) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned, or to any investment fund or other entity directly or indirectly controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (B) as part of a distribution, transfer or disposition without consideration by the undersigned to its stockholders, partners, members, managers, limited partners, subsidiaries, affiliates or other equity holders (or, in each case, its nominee or custodian);

(i)	transfers of Securities (A) to the Company for the purposes of exercising (including for the payment of tax withholdings or remittance payments due as a result of such exercise) on a “net exercise” or “cashless” basis options, warrants or other rights to purchase shares of Common Stock and (B) in connection with the vesting or settlement of restricted stock units, by way of any transfer to the Company for the payment of tax withholdings or remittance payments due as a result of the vesting or settlement of such restricted stock units, and/or if the undersigned is not an officer or director any transfer of shares of Common Stock necessary to generate such amount of cash needed for the payment of taxes, including estimated taxes, due as a result of the vesting or settlement of restricted stock units; provided that in all such cases under clause (A) or (B), any such options, warrants, rights or restricted stock units were issued pursuant to equity awards granted under a stock incentive plan or other equity award plan, which plan is described in the Registration Statement, General Disclosure Package or Prospectus; provided further that any Securities received as a result of such exercise, vesting or settlement shall be subject to the terms of this agreement;

(j)	transfers of Securities to the Company pursuant to agreements under which the Company has the option to repurchase such shares or securities upon termination of service of the undersigned, provided that any public report or filing required to be made under Section 16(a) of the Exchange Act shall clearly indicate in the footnotes thereto that such transfer is pursuant to the circumstances described in this clause, and provided, further that no other public announcement shall be required or shall be made voluntarily in connection with such transfer; or

(k)	transfers pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock involving a Change of Control of the Company, provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the undersigned’s Securities shall remain subject to the provisions of this agreement (“Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons of the Company’s voting securities if, after such transfer, such person or group of affiliated persons would hold more than 50% of the outstanding voting securities of the Company (or the surviving entity));

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provided that, (i) in the case of any transfers pursuant to clauses (b) through (h), each transferee or donee agrees to be bound in writing by the terms of a lock-up agreement in the form of this agreement, except in the case of clause (g) where a court or regulatory agency of competent jurisdiction requires such transfer or distribution to be made without such restriction, (ii) in the case of any transfers pursuant to clauses (b) through (e), such transfer shall not involve a disposition for value and (iii) in the case of any transfers pursuant to clauses (e) and (f) above, no filing by any party (donor, donee, transferor or transferee) under Section 16(a) of the Exchange Act or other public announcement reporting a reduction in beneficial ownership of shares of common stock shall be required or shall be made voluntarily in connection with such transfer (other than a filing on Form 5 made after the expiration of the Lock-Up Period).

Furthermore, notwithstanding the restrictions imposed by this agreement, the undersigned may establish a 10b5-1 Plan for the transfer of Securities, provided that (i) such plan does not provide for any transfers of Securities during the Lock-Up Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Securities may be made under such plan during the Lock-Up Period.

The undersigned confirms that he, she or it understands that the Placement Agent and the Purchasers and the Company will rely upon the representations set forth in this agreement in proceeding with the Registered Direct Offering. The undersigned further confirms that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. The undersigned also agrees and consents that the Company may enter stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

This agreement shall automatically terminate upon the earliest to occur, if any, of (a) the date the Company or the Placement Agent notifies the other party in writing prior to the execution of the Purchase Agreement that it does not intend to proceed with the Registered Direct Offering; (b) the termination date of the Purchase Agreement (other than the provisions thereof that survive termination), provided that no Securities have been delivered and paid for pursuant to the Purchase Agreement before such date; and (c) February 1, 2026 in the event that the Purchase Agreement has not been executed by such date (provided that the Company may by written notice to the undersigned on or prior to February 1, 2026 extend such date for a period of up to an additional three months).

This agreement may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

This agreement and any claim, controversy or dispute arising under or related to this agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

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Very truly yours,

IF AN INDIVIDUAL:	IF AN ENTITY:

(duly authorized signature)	(please print complete name of entity)

Name:	By:
(please print full name)	(duly authorized signature)

Name:
(please print full name)

Title:
(please print full title)

Address	Address:

Email:	Email:

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